SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 31, 2001



                        INTERNATIONAL DISPLAYWORKS, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          California                    0-27002                   93-1011046
--------------------------------  ---------------------      -------------------
(State or other jurisdiction of   (Commission File No.)         (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                                 (916) 315-2020
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                         GRANITE BAY TECHNOLOGIES, INC.
                    -----------------------------------------
                   (Former name, if changed since last report)

Item 5.  Other Events


     On October 31, 2001, Granite Bay Technologies, Inc., ("Granite Bay") a California Corporation, merged into its wholly owned subsidiary, International Display Works, Inc. ("IDW") a Delaware Corporation. As a result, our state of incorporation is now Delaware and our name is "International Display Works, Inc." The merger was approved by Granite Bay's shareholders at their annual meeting held on October 11, 2001. Under the terms of the merger, Granite Bay will cease to exist as a separate entity thus allowing IDW to become more efficient by streamlining its operations and reporting. This merger and reincorporation into Delaware will not result in any change in our business, management, employees, directors, capitalization, assets or liabilities.

     Following this merger, stockholders do not need to exchange their stock certificates for stock certificates of IDW as each outstanding share of Granite Bay's common stock, no par value, will automatically be converted into one share, par value $0.001, of IDW. In addition, all outstanding options and warrants of Granite Bay will be converted into options or warrants to purchase the same number of shares of IDW, at the same price per share and upon the same terms and subject to the same conditions as the original option or warrant agreement. Further, Granite Bay's 2000 Equity Incentive Plan and the 1999 Stock Option Plan for Non-Employee Directors will be assumed by IDW. Also, effective at the opening of the market on November 20, 2001, IDW will begin trading on the OTC bulletin Board under the new symbol "IDWK."

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         (a) Financial Statements

             (1)      No financial statements are required.

         (b) Pro Forma Financial Information

             (1)      No pro forma financial information is required.

         (c) Exhibits


Exhibit No.  Exhibit Description

     2. Agreement and Plan of Merger Merging Granite Bay Technologies, Inc. into International Displayworks, Inc., dated July 30, 2001.

   3(i) Restated Certificate of Incorporation of International DisplayWorks, Inc., that was filed with the Delaware Secretary of State on August 1, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 14, 2001                   GRANITE BAY TECHNOLOGIES, INC.,
                                             a California Corporation


                                         /s/ STEPHEN C. KIRCHER
                                             -------------------------
                                             Stephen C. Kircher,
                                             Chief Executive Officer